Exhibit 24
                                POWER OF ATTORNEY

                  We, the undersigned directors of Lee Enterprises, Incorporated, hereby severally constitute Richard D. Gottlieb, Larry L. Bloom and G. C. Wahlig, and each of them, our true and lawful attorneys with full power to them, and each of them, to sign for us and in our names, in the capacities indicated below, the Registration Statement filed herewith and any amendments to said Registration Statement, and generally do all such things in our name and behalf in our capacities as directors to enable Lee Enterprises, Incorporated to comply with the provisions of the Securities Act 1933 as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to said Registration Statement on Form S-3 and any and all amendments thereto.

         Pursuant to the requirements of the Securities Act, this power has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated:

Signature                                   Title                     Date

/s/ Lloyd G. Schermer
Lloyd G. Schermer                      Chairman of the          January 29, 1997
                                       Board of Directors

/s/ J. P. Guerin
J. P. Guerin                           Director                 January 29, 1997

/s/ Phyllis Sewell
Phyllis Sewell                         Director                 January 29, 1997

/s/ Mark Vittert
Mark Vittert                           Director                 January 29, 1997

/s/ Ronald L. Rickman
Ronald L. Rickman                      Director                 January 29, 1997

/s/ Richard W. Sonnenfeldt
Richard W. Sonnenfeldt                 Director                 January 29, 1997

/s/ Rance E. Crain
Rance E. Crain                         Director                 January 29, 1997

/s/ Charles E. Rickershauser, Jr.
Charles E. Rickershauser, Jr.          Director                 January 29, 1997

/s/ Andrew E. Newman
Andrew E. Newman                       Director                 January 29, 1997